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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported):    May 18, 2004
                                                               ------------

                              SANDSTON CORPORATION
             (Exact name of registrant as specified in its charter)


       Michigan                       0-21142               38-2483796
       --------                       -------               ----------
(State or other jurisdiction          (Commission           (IRS Employer
       of incorporation)              File Number)          Identification No.)

       40950 Woodward Avenue, Suite 304, Bloomfield Hills, Michigan 48304
       ------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (248) 723-3007

                -------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         As discussed in the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 7, 2004, now that the Registrant has filed its quarterly report on Form 10-QSB, for the period ending March 31, 2004, Grant Thornton LLP ("Grant Thornton") has resigned as the company's independent auditors effective May 18, 2004. The Registrant has not begun the process of selecting new independent accountants.

         The auditors' report on the Registrant's financial statements for each of the two most recent years were modified as to uncertainty of the Registrant's ability to continue as a going concern. Each of the auditors' reports referenced
Note 2 to the consolidated financial statements noting that the Registrant had suffered recurring losses from operations, had a deficit in working capital, had experienced cash flow difficulties and was in default with certain covenants contained in financing agreements with its lenders.

         During the Registrant's two most recent years and the subsequent interim period through May 17, 2004, (i) there were no disagreements between the Registrant and Grant Thornton on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Grant Thornton would have caused Grant Thornton to make reference thereto in their report on the financial statements for such fiscal years, and (ii) there were no reportable events as defined in Regulation S-K Item 304 (a)(1)(v), except as follows:

                  In connection with its audit of the Registrant's consolidated financial statements for the year ended December 31, 2003, Grant Thornton, the Registrant's independent accountants, advised the Audit Committee and management of a deficiency involving internal control that Grant Thornton considered to be a reportable condition under standards established by the American Institute of Certified Public Accountants. Grant Thornton reported that during 2003 an error was made in the application of Emerging Issues Task Force Consensus 00-27, "Application of Issue No. 98-5 to certain Convertible Instruments" ("EITF 00-27") in the determination of the value of the beneficial conversion features connected with the issuance of convertible securities with detachable warrants, which resulted in an audit adjustment increasing interest expense and common stock by $286,498. This is a complex area of accounting involving the computation of intrinsic values inherent in relative values of the instruments.


         The Registrant has authorized Grant Thornton to fully respond to the inquiries, if any, of the Registrant's successor accountants concerning this matter. The Registrant provided Grant Thornton with a copy of the above disclosures which the Registrant is


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making in response to Item 304(a) of Regulation S-K and requested that Grant
Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. A copy of such letter dated May 24, 2004 is filed as Exhibit 16 to this Form 8-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS



Exhibit 16    Letter from Grant Thornton LLP dated May 24, 2004



                                   SIGNATURES
                                   ----------


          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereby duly authorized.



May 24, 2004                                   SANDSTON CORPORATION


                                               /s/ Daniel J. Dorman
                                               ---------------------
                                               By: Daniel J. Dorman,
                                               Chairman



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                                 EXHIBIT INDEX
                                 -------------



NO.                     DESCRIPTION
---                     ------------
16                      Letter from Grant Thornton LLP
                        Dated May 24, 2004